Exhibit 4.7
STOCK CERTIFICATE CUSIP: 651229 10 6

. NEWELL RUBBERMAID INC. THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN NEWELL RUBBERMAID INC. AND FIRST CHICAGO TRUST COMPANY OF NEW YORK DATED AS OF AUGUST 6, 1998, AS AMENDED BETWEEN NEWELL RUBBERMAID INC. AND THE BANK OF NEW YORK DATED AS OF SEPTEMBER 29, 2003, AND AS FURTHER AMENDED BETWEEN NEWELL RUBBERMAID INC. AND COMPUTERSHARE INVESTOR SERVICES, LLC DATED AS OF AUGUST 22, 2006, AND AS MAY BE FURTHER AMENDED AND MODIFIED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF NEWELL RUBBERMAID INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. NEWELL RUBBERMAID INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE PROMPTLY UPON RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS ISSUED TO, OR HELD BY, AN ACQUIRING PERSON OR ASSOCIATES OR AFFILIATES OF AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UNIF GIFT MIN ACT- Custodian (Cust) (Minor) TEN ENT — as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN — as joint tenants with right of survivorship UNIF TRF MIN ACT Custodian (until age. . . ) and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated: 20Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.